Exhibit 99.1

41280 Bridge St Novi, MI 48375 P: 517.543.6400 THESHYFTGROUP.COM

The Shyft Group Shareholders Approve Merger with Aebi Schmidt Group

Final milestone achieved ahead of anticipated July 1, 2025 closing

Combined company name to be “Aebi Schmidt Group”

Trading on NASDAQ as “AEBI” expected to begin on or around July 1, 2025

NOVI, Mich., June 17, 2025 – The Shyft Group, Inc. (NASDAQ: SHYF)(“Shyft”), the North American leader in specialty vehicle manufacturing, assembly, and upfit for the commercial, retail, and service markets, today announced that the shareholders of Shyft have voted to approve and adopt the merger agreement (the “Merger Agreement”) relating to the previously announced proposed merger of an indirect, wholly owned subsidiary of Aebi Schmidt Group (“Aebi Schmidt”), a global provider of mission-critical solutions for infrastructure, environmental, and agricultural applications, with and into Shyft (the “Transaction”).

At the special meeting of shareholders (the “Special Meeting”) held earlier today, approximately 99% of the shares voted were cast in favor of the Transaction, representing approximately 81% of the total outstanding shares of Shyft as of the record date, May 13, 2025. Shyft’s full report of voting results will be filed in a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”).

The Transaction is expected to close on or around July 1, 2025, subject to the satisfaction or waiver of certain other customary closing conditions specified in the Merger Agreement. Upon consummation of the Transaction, the combined company will operate under the name “Aebi Schmidt Group”, and shares are expected to begin trading on NASDAQ under the ticker symbol “AEBI” on or around Tuesday, July 1, 2025. In connection with the closing, each share of Shyft common stock that was issued and outstanding as of immediately prior to the effective time of the merger will be exchanged for approximately 1.04 shares of the combined company’s common stock.

“This shareholder approval is a significant step forward as we prepare to bring together two highly complementary businesses,” said James Sharman, current Chairman of Shyft’s Board of Directors and incoming Chairman of the combined company. “Together, the companies will have greater scale, stronger capabilities, and an expanded ability to deliver differentiated value for customers across the globe. We appreciate the engagement and support of our shareholders.”

Barend Fruithof, Chief Executive Officer of Aebi Schmidt and incoming CEO of the combined company, added, “We are establishing a differentiated, global leader in the specialty vehicles industry with a shared focus on customers and operational excellence, which positions us well for continued growth. I firmly believe this strategic combination will unlock meaningful value for customers and shareholders.”

About The Shyft Group

The Shyft Group is the North American leader in specialty vehicle manufacturing, assembly, and upfit for the commercial, retail, and service specialty vehicle markets. Our customers include first-to-last mile delivery companies across vocations, federal, state, and local government entities; the trades; and utility and infrastructure segments. The Shyft Group is organized into two core business units: Shyft Fleet Vehicles and Services™ and Shyft Specialty Vehicles™. Today, its family of brands include Utilimaster®, Blue Arc™ EV Solutions, Royal® Truck Body, DuraMag® and Magnum®, Strobes-R-Us, Spartan® RV Chassis, Builtmore Contract

Manufacturing™, and Independent Truck Upfitters. The Shyft Group and its go-to-market brands are well known in their respective industries for quality, durability, and first-to-market innovation. The Company employs approximately 2,900 employees and contractors across campuses, and operates facilities in Arizona, California, Florida, Indiana, Iowa, Maine, Michigan, Missouri, Pennsylvania, Tennessee, Texas, and Saltillo, Mexico. The Company reported sales of $786 million in 2024. Learn more at TheShyftGroup.com.

About the Aebi Schmidt Group

The Aebi Schmidt Group is the global leader in intelligent solutions for customers who care for clean and safe infrastructure and cultivate challenging grounds. The unique variety of its range of products comprises its own vehicles as well as innovative attachable and demountable devices for individual vehicle equipment. The products combined with a support and service program perfectly tailored to sophisticated customer needs offer the appropriate solution to nearly any challenge. The globally active Group with headquarters in Switzerland has generated net sales of over 1 billion EUR in 2024 and employs around 3,000 people in 16 sales organizations and over a dozen production facilities worldwide. The company is represented in a further 90 countries through established dealer partnerships. The portfolio consists of the product brands Aebi, Schmidt, Nido, Arctic, Monroe, Towmaster, Swenson, Meyer, MB and ELP – all well-established on the market, some of which have been represented for more than 100 years.

41280 Bridge St Novi, MI 48375 P: 517.543.6400 THESHYFTGROUP.COM

Forward Looking Statement

Certain statements in this press release are forward-looking statements. In some cases, Shyft has identified forward-looking statements by such words or phrases as “will likely result,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends” or similar expressions identifying “forward-looking statements”, including the negative of those words and phrases. Such forward-looking statements are based on management’s current views and assumptions regarding future events, future business conditions and the outlook for Shyft based on currently available information. These forward-looking statements may include projections of Shyft’s future financial performance, Shyft’s anticipated growth strategies and anticipated trends in Shyft’s business. These statements are only predictions based on management’s current expectations and projections about future events. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement and may include statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and anticipated growth strategies and anticipated trends in Shyft’s, Aebi Schmidt’s and, following the completion of the proposed transaction, the combined company’s business.

Additional factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements include, among others, the non-satisfaction or non-waiver, on a timely basis or otherwise, of one or more closing conditions to the proposed transaction; the prohibition or delay of the consummation of the proposed transaction by a governmental entity; the risk that the proposed transaction may not be completed in the expected time frame; unexpected costs, charges or expenses resulting from the proposed transaction; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integration; the ability of the combined company to implement its business strategy; difficulties and delays in achieving revenue and cost synergies of the combined company; inability to retain and hire key personnel; negative changes in the relationships with major customers and suppliers that adversely affect revenues and profits; disruptions to existing business operations; the occurrence of any event that could give rise to termination of the proposed transaction; potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks related to ownership of Aebi Schmidt common stock; uncertainty as to the long-term value of the combined company’s common stock; and the diversion of Shyft’s and Aebi Schmidt’s management’s time on transaction-related matters. These risks, as well as other risks associated with the businesses of Shyft and Aebi Schmidt, are more fully discussed in the combined proxy statement/prospectus. Although management believes the expectations reflected in the forward-looking statements are reasonable, Shyft cannot guarantee future results, level of activity, performance or achievements. Moreover, neither management, Shyft nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Shyft wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Shyft is under no duty to and specifically declines to undertake any obligation to publicly revise or update any of these forward-looking statements after the date of this press release to conform its prior statements to actual results, revised expectations or to reflect the occurrence of anticipated or unanticipated events.

Additional information concerning these and other factors that may impact Shyft’s and Aebi Schmidt’s expectations and projections can be found in Shyft’s periodic filings with the SEC, including Shyft’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, any subsequent Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K. Shyft’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No offer or solicitation
This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional information and where to find it
Aebi Schmidt has filed a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The Form S-4 contains a combined proxy statement/prospectus of Shyft and Aebi Schmidt. This communication is not a substitute for any registration statement, proxy statement/prospectus or other documents that may be filed with the SEC in connection with the proposed transaction. INVESTORS SHOULD READ THE COMBINED PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE COMBINED PROXY STATEMENT/PROSPECTUS AND SUCH DOCUMENTS, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Form S-4, the combined proxy statement/prospectus and all other documents filed with the SEC in connection with the transaction will be available when filed free of charge on the SEC’s web site at www.sec.gov. Copies of documents filed with the SEC by Shyft will be made available free of charge on Shyft’s investor relations website at https://theshyftgroup.com/investor-relations/.

CONTACTS

Media:

Sydney Machesky

Director, Corporate Communications

The Shyft Group

Sydney.Machesky@theshyftgroup.com

586.413.4112

Investors:

Randy Wilson

Vice President, Investor Relations and Treasury

The Shyft Group

Randy.Wilson@theshyftgroup.com

248.727.3755